Exhibit 10.15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

SIXTH AMENDMENT

TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT

This SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT (the “Sixth Amendment”) is made and effective as of September 30, 2014 (the “Sixth Amendment Effective Date”), by and between Symphony Evolution, Inc., a Delaware corporation (“Symphony”) and Kadmon Corporation, LLC (f/k/a Kadmon Pharmaceuticals, LLC), a Delaware limited liability company (“Licensee”) (each of Symphony and Licensee being a “Party,” and collectively, the “Parties”).

BACKGROUND

A.            WHEREAS, Symphony and Licensee have entered into that certain First Amended And Restated License Agreement, dated as of September 6, 2011 as amended by that certain First Amendment to First Amended and Restated License Agreement, dated as of December 11, 2012, that certain Second Amendment to the First Amended and Restated License Agreement, dated as of March 28, 2013, that certain Third Amendment to the First Amended and Restated License Agreement, dated as of October 31, 2013, that certain Fourth Amendment to the First Amended and Restated License Agreement, dated as of May 1, 2014 and that certain Fifth Amendment to the First Amended and Restated License Agreement, dated as of June 11, 2014 (collectively, the “Agreement”);

B.            WHEREAS, prior to the Sixth Amendment Effective Date, Licensee informed Symphony that it would need to defer the non-refundable payment of *** due on or before September 30, 2014 set forth in Section 7.2.2.1 of the Agreement, and

C.            WHEREAS, as a result, Symphony and Licensee now desire to amend the Agreement as set forth in this Sixth Amendment;

NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained herein and in the Agreement, the Parties therefore agree as follows:

ARTICLE 1

AMENDMENT OF AGREEMENT

The Parties hereby amend the terms of the Agreement as provided below, effective as of the Sixth Amendment Effective Date:

1.1          Amendment of Sections 7.2.2.1. Section 7.2.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.2.1         Amendment Payments. In addition to any other payment obligation under the Agreement:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(a)  in consideration for entering into the Second Amendment, Licensee shall pay Symphony a non-refundable payment of *** on or before June 14, 2013;

(b)  in consideration for entering into the Third Amendment, Licensee shall pay Symphony (1) a non-refundable payment of *** on the Third Amendment Effective Date, whereby such amount is inclusive of the *** Additional Non-Oncology Study Initiation Payment due to Symphony pursuant to Section 7.2.2.2(a)(2) and (2) a non-refundable payment of *** on or before January 31, 2014; and

(c)  in consideration for entering into the Fourth Amendment, Fifth Amendment and Sixth Amendment, Licensee shall pay Symphony a non-refundable payment of *** on or before November 30, 2014.”

ARTICLE 2

MISCELLANEOUS

2.1          Defined Terms. Capitalized terms used in this Sixth Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2.2          Full Force and Effect. This Sixth Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. To the extent that the Agreement is explicitly amended by this Sixth Amendment, the terms of this Sixth Amendment will control where the terms of the Agreement are contrary to or conflict with the term of this Sixth Amendment. The Agreement, as amended by this Sixth Amendment, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement shall, together with this Sixth Amendment, be read and construed as a single instrument.

2.3          Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Sixth Amendment.

2.4          Counterparts. This Sixth Amendment may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

SIGNATURES FOLLOW ON NEXT PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have caused this Sixth Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

/s/ Harlan W. Waksal
Name:	Harlan W. Waksal
Title:	President & CEO

SYMPHONY EVOLUTION, INC.

/s/ Jeffrey S. Edelman
Name:	Jeffrey S. Edelman
Title:	Director

(Signature Page to Sixth Amendment to First Amended and Restated License Agreement)